Exhibit 10.16b

FIRST AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
KAR Holdings II, LLC

This First Amendment to the Second Amended and Restated Limited Liability Company Agreement of KAR Holdings II, LLC (this “Amendment”), effective as of December 10, 2009, amends the Second Amended and Restated Limited Liability Company Agreement of KAR Holdings II, LLC, dated April 20, 2007 (the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Agreement.

WHEREAS, in connection with an Initial Public Offering, the Company entered into a director designation agreement with KAR Auction Services, Inc. (formerly known as KAR Holdings, Inc.) pursuant to which the Company received certain rights with respect to the designation of directors on the Board of Directors of KAR Auction Services, Inc.; and

WHEREAS, the undersigned, constituting all of the Investor Members of the Company, desire to amend the Agreement to include provisions whereby the Investor Members agree upon the allocation among the Investor Members of the director designation rights of the Company under such director designation agreement with KAR Auction Services, Inc. entered into in connection with the Initial Public Offering.

NOW THEREFORE, in accordance with Section 14.10 of the Agreement and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the undersigned, constituting all of the hereby agree as follows:

1.             Amendment.

(a)           Section 4.1 of the Agreement is hereby amended by adding new sub-section (e) to Section 4.1 of the Agreement which new subsection shall read in its entirety as follows:

“(e)         Director Designation Rights for KAR Auction Services.

(i)            For so long as the Company has the right, pursuant to the Director Designation Agreement, dated as of December 10, 2009, by and between the Company and KAR Auction Services (the “Director Designation Agreement”), to designate seven individuals to the board of directors of KAR Auction Services (each such individual designated by the Company, a “Director Nominee”), (A) each of Kelso, GSCP and VAC shall have the right, in their sole discretion, to each designate two of such Director Nominees, and (B) Parthenon shall have the right, in its sole discretion, to designate one of such Director Nominees.

(ii)           For so long as the Company has the right, pursuant to the Director Designation Agreement, to designate six Director Nominees, (A) each of Kelso, GSCP and VAC shall have the right, in their sole discretion, to each designate two of such Director Nominees, and (B) Parthenon shall no longer have the right to designate any Director Nominees but Parthenon shall have the right, pursuant to the Director Designation Agreement, to designate a non-voting observer to attend any meetings of the board of directors of KAR Auction Services (which right may be waived by such party in its sole discretion).  In the event that the board of directors of KAR Auction Services fails to make a determination that all of the Director Nominees designated by GSCP and VAC pursuant to this Section 4.1(e)(ii) are “independent” (as contemplated by the applicable rules of the New York Stock Exchange), then (i) each of GSCP and VAC agree to substitute one of their respective designees for Director Nominees with an individual that the board of directors of KAR Auction Services affirmatively determines qualifies as “independent” (as contemplated by the applicable rules of the New York Stock Exchange); and (ii) GSCP and VAC shall each have the right, pursuant to the Director Designation Agreement, to designate one non-voting observer to attend any meetings of the board of directors of KAR Auction Services (which right may be waived by such party in its sole discretion).

(iii)          For so long as the Company has the right, pursuant to the Director Designation Agreement, to designate four Director Nominees, (A) Kelso shall have the right, in its sole discretion, to designate two of such Director Nominees, and (B) each of GSCP and VAC shall have the right, in their sole discretion, to designate one of such Director Nominees.

(iv)          For so long as the Company has the right, pursuant to the Director Designation Agreement, to designate three Director Nominees, each of Kelso, GSCP and VAC shall have the right, in their sole discretion, to designate one of such Director Nominees.

(v)           For so long as the Company has the right, pursuant to the Director Designation Agreement, to designate one Director Nominee, (A) Kelso shall have the right, in its sole discretion, to designate such Director Nominee, and (B) each GSCP and VAC shall have the right, pursuant to the Director Designation Agreement, to designate one non-voting observer to attend any meetings of the board of directors of KAR Auction Services (which right may be waived by such party in its sole discretion); it being understood that such right shall not apply to the extent an observer has already been designated by GSCP or VAC pursuant to the Director Designation Agreement and Section 4.1(e)(ii) above and is continuing to serve as an observer.

(vi)          In the event the Company ceases to hold, in the aggregate, at least 50.0% of the total number of shares of common stock of KAR Auction Services outstanding at any time, without limiting the generality of Section 4.1(e)(ii) above, the Investor Members agree to cooperate to take actions that they mutually agree are necessary or advisable to ensure that the board of directors of KAR Auction Services is comprised of a majority of independent directors (as such term is defined by the rules governing the New York Stock Exchange), including, without limitation, cooperating to remove directors (other than Director Nominees) that are not independent directors (as such term is defined by the rules governing the New York Stock Exchange).

(vii)         Vacancies arising through the death, resignation or removal of a Director Nominee designated by any of Kelso, GSCP, VAC or Parthenon pursuant to this Section 4.1(e) may be filled by the Company only with a Director Nominee designated by the applicable Investor Member whose original designated Director Nominee has vacated his or her position, and the Director Nominee so chosen shall hold office until the next election and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.”

(b)           Section 15.1 of the Agreement is hereby amended by deleting the following definition:

“KAR Holdings” means KAR Holdings, Inc., a Delaware corporation.

(c)           Section 15.1 of the Agreement is hereby amended to include the following defined terms, in the appropriate alphabetical order:

“Director Designation Agreement” has the meaning given in Section 4.1(e)(i).

“Director Nominee” has the meaning given in Section 4.1(e)(i).

“KAR Auction Services” means KAR Auction Services, Inc., a Delaware corporation (formerly known as KAR Holdings, Inc.).

(d)           Each instance the term “KAR Holdings” is used in the Agreement shall be replaced with the term “KAR Auction Services.”

(e)           Section 12.10(b) of the Agreement is hereby amended and restated in its entirety to read in its entirety as follows:

“(b)         Holdings IPO.  In order to implement any Holdings IPO, this Agreement shall continue to remain in full force and effect with any amendments or modifications thereto as shall be effectuated by the Investor Members requesting such Holdings IPO in accordance with Section 12.10(a) above; provided that, following such Holdings IPO (A) the governance provisions herein (including the provisions of Article IV (but excluding Section 4.1(e), which shall apply to the Subsidiary that effects the Holdings IPO) shall apply only with respect to the Company and the Subsidiaries of the Company (other than the Subsidiary that effects the Holdings IPO and its Subsidiaries), and (B) the Company shall not vote any shares of the Subsidiary that effects the Holdings IPO in favor of any action without the prior written consent of the Majority Sponsors.

2.             Headings.  Headings in this Amendment are for convenience of reference only, and shall neither limit nor amplify the provisions of this Amendment.

3.             Continuation of Agreement.  Except as otherwise expressly provided herein, all of the terms and provisions of the Agreement shall remain in full force and effect and this Amendment shall not amend or modify any other rights, powers, duties, or obligations of any party to the Agreement.

4.             Complete Agreement.  This Amendment contains the entire agreement between the parties hereto with respect to the matters contained herein and supersedes and replaces any prior agreement between the parties with respect to the matters set forth in this Amendment.

5.             Counterparts.  This Amendment may be executed in any number of counterparts and any such counterparts may be transmitted by facsimile transmission, and each of such counterparts, whether an original or a facsimile of an original, shall be deemed to be an original and all of such counterparts together shall constitute a single agreement.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties have hereunto executed this Amendment as of the date first above written.

GS CAPITAL PARTNERS VI PARALLEL, L.P.

By:	GS ADVISORS VI, L.L.C., its General Partner

By:	/s/ Laurie E. Schmidt
Name: Laurie E. Schmidt
Title: Vice President

GS CAPITAL PARTNERS VI GMBH & CO. KG

By:	GS ADVISORS VI, L.L.C., its Managing Limited Partner

By:	/s/ Laurie E. Schmidt
Name: Laurie E. Schmidt
Title: Vice President

GS CAPITAL PARTNERS VI FUND, L.P.

By:	GSCP VI ADVISORS, L.L.C., its General Partner

By:	/s/ Laurie E. Schmidt
Name: Laurie E. Schmidt
Title: Vice President

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.

By:	GSCP VI OFFSHORE ADVISORS, L.L.C. its General Partner

By:	/s/ Laurie E. Schmidt
Name: Laurie E. Schmidt
Title: Vice President

Signature Page — First Amendment to Second Amended and Restated Limited Liability Company Operating Agreement

KELSO INVESTMENT ASSOCIATES VII, L.P.

By:	Kelso GP VII, L.P., its General Partner

By:	Kelso GP VII, LLC, its General Partner

By:	/s/ James J. Connors, II
Name: James J. Connors, II
Title: Managing Member

KEP VI, LLC

By:	/s/ James J. Connors, II
Name: James J. Connors, II
Title: Managing Member

AXLE HOLDINGS II, LLC

By:	/s/ John W. Kett
Name: John W. Kett
Title: Management Member

VALUEACT CAPITAL MASTER FUND, L.P.

By: VA Partners I, LLC, its General Partner

By:	/s/ G. Mason Morfit
Name: G. Mason Morfit
Title: Vice President

PCAP KAR LLC

By:	/s/ David Ament
Name: David Ament
Title: President

Signature Page — First Amendment to Second Amended and Restated Limited Liability Company Operating Agreement